SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                 October 2, 2001
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                     PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)




           Delaware                       1-15627                 042451506
  ------------------------------        ------------         -------------------
      (State or other                   (Commission           (I.R.S. employer
  jurisdiction of incorporation)        file number)         identification no.)



67 Wall Street, Suite 2211, New York, New York                  10005-3198
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   (Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (212) 514-9873



                           WIRELESS VENTURES, INC.
                  (Former Name if Changed Since Last Report)

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Item 5.     Other Events.
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            On September 21, 2001, the Company held its Annual Meeting of its stockholders, at which the stockholders approved, among other things, changing the Company's name from "Wireless Ventures, Inc." to "Pivotal Self-Service Technologies Inc. An Amended and Restated Certificate of Incorporation was filed in Delaware on October 2, 2001 and the name change was effective as of that date. In connection with the name change, effective October 4, 2001, the Company's trading symbol for quotation on the NASD Over-the-Counter Bulletin Board changed from "WLSV" to "PVSS".

            The Company issued a press release on October 4, 2001 concerning the name change and the change in the trading symbol, a copy of which is set forth as Exhibit 99.6 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.


Item 7.     Financial Statements and Exhibits.
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(c)             Exhibits

Exhibit 99.6 Press Release issued by the Company on October 4, 2001 to announce the change of both the Company's name to Pivotal Self-Service Technologies Inc. and the change of the Company's ticker symbol to PVSS.







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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    PIVOTAL SELF-SERVICE TECHNOLOGIES INC.
                                                (Registrant)



Date:  October 4, 2001              By: /s/ Gary Hokkanen
                                        -----------------------------
                                    Name:  Gary Hokkanen
                                    Title: Secretary





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


                                      INDEX



Exhibit No.      Description
-----------      -----------

Exhibit 99.6 Press Release issued by the Company on October 4, 2001 to announce the change of both the Company's name to Pivotal Self-Service Technologies Inc. and the change of the Company's ticker symbol to PVSS.











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